CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report on Form 10-KSB for the year ended December 31, 2003 (the "Report") of Wells Financial Corp. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, Lonnie
R. Trasamar, President and Chief Executive Officer, and James D. Moll, Treasurer and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 19, 2004



/s/Lonnie R. Trasamar                      /s/James D. Moll
-------------------------------------      -------------------------------------
Lonnie R. Trasamar                         James D. Moll
President and Chief Executive Officer      Treasurer and Chief Financial Officer